Exhibit 99.1

                        Advanced Marketing Services, Inc.
            Announces New York Stock Exchange's Denial of Request for
                   Additional Trading of the Company's Stock



    SAN DIEGO--(BUSINESS WIRE)--April 7, 2005--Advanced Marketing Services, Inc. (NYSE:MKT), a leading provider of customized wholesaling and distribution services to book retailers and publishers, today announced that the New York Stock Exchange ("NYSE") has denied the Company's previously-announced request for an additional three months of trading of the Company's common stock on the NYSE. As a result, the Company's stock will be suspended from trading on the NYSE effective prior to the opening of market on April 19, 2005.
    Pursuant to the NYSE's proposed listing requirements, in order for the Company's common stock to continue to trade on the NYSE, the Company was required to file its Annual Report on Form 10-K for fiscal year 2004 ("the 2004 annual report") with the Securities and Exchange Commission no later than March 29, 2005. The Company and its independent auditors were not able to complete the work required to file the 2004 annual report prior to this deadline. The NYSE's decision to suspend trading of the Company's stock was based on the Company's inability to timely file the 2004 annual report, and not on any new information uncovered in the audit process.
    The Company confirmed that it is continuing to work diligently with its independent auditors to complete the audit work required to file the 2004 annual report as soon as possible, although the Company cannot predict when the 2004 annual report will be filed.
   The Company expects continued trading of its stock on the Pink Sheets Electronic Quotation Service ("Pink Sheets"), a provider of pricing and financial information for the over-the-counter securities markets. There can be no assurance that the Company's stock will trade on the Pink Sheets.
    The Company appreciates the continued support of its customers, publishers, suppliers and employees.

    ABOUT ADVANCED MARKETING SERVICES, INC.

    Headquartered in San Diego, California, Advanced Marketing Services, Inc. (AMS) is a leading provider of customized wholesaling, distribution and publishing services to the book industry. The Company has operations in the U.S., Mexico, the United Kingdom and Australia and employs approximately 1,400 people worldwide. AMS provides a full range of value-added services that provide its retail customers with book buying advice and expert supply chain management, including advertising and promotional support, to ensure the success of their book programs. The Company's proprietary Vendor Managed Inventory
(VMI) software is a unique tool that allows its book specialists to manage efficiently and effectively the book distribution supply chain for the benefit of its membership warehouse club customers. Publishers Group Worldwide (PGW), an alliance of the global book distribution operations of AMS, provides independent publishers with exclusive full service English language sales and distribution services.
    Recent public announcements about Advanced Marketing Services, Inc. are available on both the Company's Website, www.advmkt.com, and on Business Wire, www.businesswire.com.

    Forward-looking statements in this public announcement are made under the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. All statements other than statements of historical fact are forward-looking statements that involve risks and uncertainties, including the statement that the Company expects continued trading of its stock on the Pink Sheets. Certain important factors could cause results to differ materially from those anticipated by the forward-looking statements, including the results of the independent audit of the Company's financial statements, the ongoing internal review, and other factors discussed from time to time in reports filed by the Company with the Securities and Exchange Commission. The Company does not assume any duty to update forward-looking statements. Such statements are based on information available as of the date hereof, and are made only as of the date of this public announcement.



    CONTACT: Advanced Marketing Services, Inc.
             Bruce C. Myers, 858-450-3518
             bruce.myers@advmkt.com
             Curtis R. Smith, 858-450-3519
             curt.smith@advmkt.com